UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2008

VCA ANTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard

Los Angeles, California 90064-1022

(Address of Principal Executive Offices, Zip Code)

(310) 571-6500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2008 and March 18, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of VCA Antech, Inc. (the “Company”) approved awards of restricted shares of the Company’s common stock, par value $0.001 per share, for the Company’s executive officers, as set forth below:

Name	Title	Shares of Restricted Stock
Robert L. Antin (1)	Chairman, President & Chief Executive Officer	69,000 (2)
Arthur J. Antin (1)	Chief Operating Officer & Senior Vice President	42,000 (2)
Tomas W. Fuller (1)	Chief Financial Officer, Vice President & Secretary	36,000 (2)
Neil Tauber	Senior Vice President	30,000 (2)
Josh Drake	President, Antech Diagnostics	20,000 (3)
Dawn Olsen	Principal Accounting Officer, Vice President & Controller	3,700 (3)

(1)       Please refer to the employment agreements of these executive officers, each of which has been filed with the Securities and Exchange Commission, for the other terms and conditions of their employment.

(2)       These restricted stock awards are performance-based. The actual number of restricted stock awards which vest depends upon the achievement of pre-established targets set by the Committee relating to adjusted earnings before interest, depreciation, taxes and amortization (“Adjusted EBITDA”) for fiscal 2008, and certification of achievement by the Committee. The actual number of restricted stock awards which vest may be between 0% and 100% of the number indicated depending on whether and to the extent to which the performance targets are achieved. Assuming continued service through each vesting date, the restricted stock awards vest in three installments: 25% on March 13, 2010; 50% on March 13, 2011 and 25% on March 13, 2012. We define Adjusted EBITDA as the reported items, excluding changes for equity based compensation after adjustment for significant items that the Committee determines are not representative of the Company’s core operations for the performance period. The Committee is authorized, to the extent necessary to preserve the intended economic effects of these restricted stock awards to the Company and the recipient, to adjust the pre-established targets to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger, consolidation, reorganization, or liquidation, or (iii) change in accounting or other relevant rule or regulation.

(3)       These restricted stock awards will vest in three installments: 25% on March 13, 2010; 50% on March 13, 2011 and 25% on March 13, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 19, 2008	VCA ANTECH, INC.

By: Name: Title:	/s/ Tomas W. Fuller Tomas W. Fuller Chief Financial Officer